[Exhibit 32.2]

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of BF Acquisition Group IV, Inc. (the "Company") on Form 10-KSB for the period ending April 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Colucci, Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements  of
Section  13(a) or 15(d) of the Securities Exchange Act  of  1934;
and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 16, 2004

                                    /s/ William Colucci
                                    -----------------------------
                                    William Colucci, Treasurer
                                    BF Acquisition Group IV, Inc.